Exhibit 10.30

PLAINS EXPLORATION & PRODUCTION COMPANY

2006 INCENTIVE PLAN

(as amended January 12, 2012)

1. Purpose.

The purpose of this Plan is to strengthen Plains Exploration & Production Company, a Delaware corporation (the “Company”), by providing an incentive to certain of its employees and thereby encouraging them to devote their abilities and industry to the success of the Company’s business enterprise. It is intended that this purpose be achieved by extending to certain employees (including future employees who have received a formal written offer of employment) of the Company and its Affiliates an added long-term incentive for high levels of performance and unusual efforts through the grant of SARs (as herein defined) and Restricted Stock Units which are payable solely in cash.

2. Definitions.

For purposes of the Plan:

2.1 “Affiliate” means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

2.2 “Agreement” means the written agreement between the Company and a Grantee evidencing the grant of an Award and setting forth the terms and conditions thereof.

2.3 “Appreciation Value” means the appreciation in the Fair Market Value of a Share for purposes of determining payments to be made to a Grantee with respect to a SAR, and shall be measured by determining the amount equal to the Fair Market Value of a Share on the exercise date minus the Fair Market Value of a share on the date the SAR was granted.

2.4 “Award” means a grant of SARs or Restricted Stock Units.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Cause” shall mean:

(a) In the case of a Grantee whose employment with the Company or any of its Affiliate is subject to the terms of an employment agreement between such Grantee and the Company or any of its Affiliate, which employment agreement includes a definition of “Cause,” the term “Cause” as used in this Plan or any Award Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

(b) In all other cases, (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Affiliates which transaction is adverse to the interests of the Company or any of its Affiliates and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar minor offenses) provided, however, that following a Change in Control clause (i) of this Section 2.6(b) shall not constitute “Cause.”

2.7 “Change in Capitalization” means any increase or reduction in the number of Shares on which the SARs or Restricted Stock Units are based, or any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, extraordinary cash dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

2.8 A “Change in Control” shall mean the occurrence of any of the following:

(a) The acquisition by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act) of “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of any securities of the Company which generally entitles the holder thereof to vote for the election of directors of the Company (the “Voting Securities”) which, when added to the Voting Securities then “Beneficially Owned” by such Person, would result in such Person either “Beneficially Owning” fifty percent (50%) or more of the combined voting power of the Company’s then outstanding Voting Securities or having the ability to elect fifty percent (50%) or more of the Company’s directors; provided, however, that for purposes of this paragraph (a) of Section 2.8, a Person shall not be deemed to have made an acquisition of Voting Securities if such Person; (i) becomes the Beneficial Owner of more than the permitted percentage of Voting Securities solely as a result of open market acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Person; (ii) is the Company or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a “Controlled Entity”); (iii) acquires Voting Securities in connection with a “Non-Control Transaction” (as defined in paragraph (c) of this Section 2.8); or (iv) becomes the Beneficial Owner of more than the permitted percentage of Voting Securities as a result of a transaction approved by a majority of the Incumbent Board (as defined in paragraph (b) below); or

(b) The individuals who, as of the Effective Date, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board; provided, however, that if either the election of any new director or the nomination for election of any new director by the Company’s stockholders was approved by a vote of at least a majority of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(c) The consummation of a merger, consolidation or reorganization involving the Company (a “Business Combination”), unless (i) the stockholders of the Company, immediately before the Business Combination, own, directly or indirectly immediately following the Business Combination, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from the Business Combination (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before the Business Combination, and (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least a majority of the members of the Board of Directors of the Surviving Corporation, and (iii) no Person (other than (x) the Company or any Controlled Entity, (y) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Controlled Entity, or (z) any Person who, immediately prior to the Business Combination, had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities) has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities (a Business Combination described in clauses (i), (ii) and (iii) of this paragraph shall be referred to as a “Non-Control Transaction”);

(d) A complete liquidation or dissolution of the Company; or

(e) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Controlled Entity).

In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A.

Notwithstanding the foregoing, if the Grantee’s employment is terminated and the Grantee reasonably demonstrates that such termination (x) was at the request of a third party who has indicated an intention or has taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control or (y) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes hereof, the date of a Change in Control with respect to the Grantee shall mean the date immediately prior to the date of such termination of employment.

A Change in Control shall not be deemed to occur solely because fifty percent (50%) or more of the then outstanding Voting Securities is Beneficially Owned by (x) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company or any Controlled Entity or (y) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

2.9 “Code” means the Internal Revenue Code of 1986, as amended.

2.10 “Committee” means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

2.11 “Company” means Plains Exploration and Production Company.

2.12 “Director” means a director of the Company.

2.13 “Disability” means: (a) in the case of a Grantee whose employment with the Company is subject to the terms of an agreement between such Grantee and the Company, which agreement includes a definition of “Disability”, the term “Disability” as used in this Plan or any Agreement shall have the meaning set forth in such agreement; (b) the term “Disability” as used in the Company’s long-term disability plan, if any; or (c) in all other cases, the term “Disability” as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Grantee’s ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

2.14 “Division” means any of the operating units or divisions of the Company designated as a Division by the Committee.

2.15 “Eligible Individual” means any of the following individuals who is designated by the Committee as eligible to receive Awards subject to the conditions set forth herein: (a) any employee of the Company or Affiliate or (b) any individual to whom the Company or Affiliate has extended a formal, written offer of employment.

2.16 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.17 “Fair Market Value” on any date means the closing sales prices of the Shares on such date, on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board.

2.18 “Grantee” means a person to whom an Award has been granted under the Plan.

2.19 “Nonemployee Director” means a director of the Company who is a “nonemployee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

2.20 “Plan” means the Plains Exploration & Production Company 2006 Incentive Plan, as amended and restated from time to time.

2.21 “Restricted Stock Unit” means a right to receive a cash amount equal to the Fair Market Value of one Share, subject to the terms of the Plan and the applicable Agreement.

2.22 “SAR” means a right to receive a cash amount equal to the Appreciation Value of a Share.

2.23 “Shares” means the common stock, par value $.01 per share, of the Company and any other securities into which such shares are changed or for which such shares are exchanged.

2.24 “Value of a Restricted Stock Unit” means, with respect to any date on which payment of any vested Restricted Stock Unit Account is made, the average of the Fair Market Value of one Share over the five (5) trading days immediately prior to such payment date, whether or not such payment is deferred.

3. Administration.

3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall be a majority of the members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if made by a vote at a meeting duly called and held. The Committee shall consist of one (1) or more Directors and may consist of the entire Board. If the Committee consists of less than the entire Board, then with respect to any Award to an individual who is subject to Section 16 of the Exchange Act, the Committee shall consist of at least two (2) Directors each of whom shall be a Nonemployee Director. For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting. Subject to applicable law, the Committee may delegate its authority under the Plan to any other person or persons.

3.2 No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

(a) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of SARs or Restricted Stock Units in respect of which each Award is granted, the terms and conditions (which need not be identical) of each such Award, and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

(b) construe and interpret the Plan and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan complies with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Affiliates, and Grantees, and all other persons having any interest therein;

(c) to determine the duration and purposes for leaves of absence which may be granted to a Grantee on an individual basis without constituting a termination of employment for purposes of the Plan;

(d) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

(e) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

4. SARs.

4.1 Grant. The Committee may in its discretion grant SARs to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. A SAR may be granted at any time.

4.2 Terms of Award. SARs shall contain such terms and conditions as to exercisability (subject to Section 4.6), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a SAR, the Grantee shall be entitled to receive a cash amount determined by multiplying (A) the Appreciation Value of a Share, by (B) the number of SARs being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any SAR by including such a limit in the Agreement evidencing the SAR at the time it is granted.

4.3 Method of Exercise. The exercise of an Award shall be made only by a written notice delivered in person or by mail or telecopy to the Secretary of the Company at the Company’s principal executive office (or through such other notification method that the Committee may adopt), specifying the number of SARs with respect to which the Award is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the SARs being exercised to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

4.4 Form of Payment. Payment of the amount determined under Section 4.2 shall be made solely in cash.

4.5 Effect of Change in Control. In the event of a Change in Control, all outstanding SARs shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of a SAR (including as such Agreement may be amended in the Committee’s sole discretion prior to the Change in Control), a Grantee will be entitled to receive a payment from the Company in cash (provided that the SARs have any Appreciation Value), as the Committee shall determine, with a value equal to the aggregate Appreciation Value, on the date of exercise, of the unexercised SARs. In the event that the Committee requires exercise of SARs at the time of such Change in Control (even if they have no Appreciation Value), they shall be cancelled effective as of the Change in Control. The Committee may require cancellation of SARs in the Agreement evidencing the SARs or by resolution at the time of a Change in Control. Notwithstanding any other provision of this Plan or any Agreement, the Committee may require such cancellation without a Grantee’s consent even if the cancellation is a modification of the terms of the SARs. In the event a Grantee’s employment with the Company terminates following a Change in Control and any SARs remain outstanding after the Change in Control, each SAR held by the Grantee that was exercisable as of the date of termination of the Grantee’s employment shall remain exercisable for a period ending not before the earlier of the first anniversary of (A) the termination of the Grantee’s employment or (B) the expiration of the stated term of the SAR.

4.6 Non-Transferability. No SARs shall be transferable by the Grantee otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and SARs shall be exercisable during the lifetime of such Grantee only by the Grantee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement evidencing an Award of SARs at the time of grant or thereafter, that the SARs may be transferred to members of the Grantee’s immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners, and for purposes of this Plan, a transferee of an Award of SARs shall be deemed to be the Grantee. For this purpose, immediate family means the Grantee’s spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. The terms of an Award shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Grantee.

5. Restricted Stock Units.

5.1 Grant. The Committee may grant Awards of Restricted Stock Units to Eligible Individuals which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may in its discretion determine, subject to the terms and provisions set forth below in this Section 5.

5.2 Rights of Grantees. The Grantee shall not be a shareholder of the Company, nor have any of the rights or privileges of a shareholder of the Company, including, without limitation, rights to receive dividends and voting rights.

5.3 Restricted Stock Unit Account. The Company shall establish and maintain a separate account (“Restricted Stock Unit Account”) for each Grantee who has received a grant of Restricted Stock Units, and such account shall be credited for the number of Restricted Stock Units granted to such Grantee. Unless otherwise provided in an applicable Restricted Stock Unit Agreement, a Grantee’s Restricted Stock Unit Account shall be credited in an amount equal to the cash equivalent of any securities or other property (including regular cash dividends) distributed by the Company in respect of its Shares. Any such property shall be subject to the same vesting schedule as the Restricted Stock Units to which they relate.

5.4 Non-transferability. Until all restrictions upon the Restricted Stock Units awarded to a Grantee shall have lapsed in the manner set forth in Section 5.5, such Restricted Stock Units and the cash equivalent of any dividends or other property credited to a Restricted Stock Unit Account shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

5.5 Vesting.

(a) Generally. Restricted Stock Units awarded hereunder and the cash equivalent of any cash dividends or other property credited to the Restricted Stock Unit Account shall vest at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award of Restricted Stock Units shall set forth any such terms and conditions.

(b) Effect of Change in Control. Unless the Committee shall determine otherwise at the time of the grant of an Award of Restricted Stock Units, the Restricted Stock Units and the cash equivalent of any cash dividends or other property credited to the Restricted Stock Unit Account shall vest upon a Change in Control. The Agreement evidencing the Award of Restricted Stock Units shall set forth any such provisions.

5.6 Payment or Delivery. Payment of the vested Restricted Stock Unit Account shall be made in cash as soon as practicable after each vesting date of an Award of Restricted Stock Units, but in no event more than thirty (30) days after the vesting date, unless the Grantee has elected to defer the receipt of such payments pursuant to the Company’s Executives’ Long-Term Retention & Deferred Compensation Plan or any other deferred compensation plan of the Company (each such plan, a “Deferred Compensation Plan”). The amount payable with respect to a vested Restricted Stock Unit Account at the time of payment shall be equal to (A) the Value of a Restricted Stock Unit times (B) the number of Restricted Stock Units being paid, plus the cash value of any dividends or other property credited to such Restricted Stock Units.

6. Effect of a Termination of Employment.

Unless set forth in this Plan, the Agreement evidencing the grant of each Award shall set forth the terms and conditions applicable to such Award upon a termination or change in the status of the employment of the Grantee by the Company, or an Affiliate or Division (including a termination or change by reason of the sale of an Affiliate or Division), which shall be as the Committee may, in its discretion, determine at the time the Award is granted or thereafter. Notwithstanding the foregoing, if the terms of any employment agreement require that Awards granted to an individual receive a specific treatment upon termination of employment, such terms shall be deemed to have been included in the Grantee’s Agreement evidencing the Award as of the date of grant of such Award provided that such terms do not conflict with any of the terms of the Plan.

7. Adjustment Upon Changes in Capitalization.

7.1 In the event of a Change in Capitalization, the aggregate number of SARs and Restricted Stock Units available and issued under the Plan shall be equitably adjusted by the Committee to conform with adjustments made to the number and class of securities on which the Awards are based. The Committee shall make the necessary adjustments with respect to which the SARs and Restricted Stock Units available under the Plan will be based to ensure that after a Change in Capitalization the SARs and Restricted Stock Units subject to the Plan and each Participant’s proportionate interest shall be maintained substantially as before the occurrence of such event. Subject to any required action by the Board or the stockholders, the Committee shall, in such manner as it may deem equitable, adjust (i) the number and type of shares of common stock of the Company or any Affiliate with respect to which Awards may be granted under the Plan, (ii) the number of SARs or Restricted Stock Units subject to outstanding Awards, and (iii) the exercise price with respect to an Award. Such adjustment in an outstanding Award shall be made (i) without change in the total price applicable to the Award or any unexercised portion of the Award (except for any change in the aggregate price resulting from rounding-off of SAR or Restricted Stock Unit quantities or prices) and (ii) with any necessary corresponding adjustment in exercise price per share; provided, however, the Committee shall not take any action otherwise authorized under this Section 7 to the extent that such action would materially reduce the benefit or result in adverse tax consequences to the Participant without the consent of the Participant. The Committee’s determinations shall be final, binding and conclusive with respect to the Company and all other interested persons.

7.2 If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to new or additional SARs or Restricted Stock Units relating to different shares of stock or securities of the Company or any other corporation, such new, additional or different SARs or Restricted Stock Units shall thereupon be subject to all of the conditions and restrictions which were applicable to SARs or Restricted Stock Units subject to the Award, as the case may be, prior to such Change in Capitalization.

8. Effect of Certain Transactions.

Subject to Sections 4.5, 5.5(b) or as otherwise provided in an Agreement, in the event of (a) the liquidation or dissolution of the Company or (b) a merger or consolidation of the Company (a “Transaction”), the Plan and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each Share subject to any outstanding Awards, upon exercise of any SAR, the Appreciation Value of the SARs or upon payment pursuant to Section 5.6 value of the Restricted Stock Unit Account as determined under Section 5.6.

9. Interpretation.

Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act, the Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

10. Termination and Amendment of the Plan or Modification of Awards.

The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan or any Agreement hereunder; provided, however, that:

(a) no such amendment, modification, suspension or termination shall: (i) impair or adversely alter any Awards theretofore granted under the Plan, except with the consent of the Grantee (unless expressly provided for and only to the extent provided for in Sections 4.5, 5.5(b) or 8) and

(b) to the extent necessary under any applicable law, regulation or exchange requirement, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

11. Non-Exclusivity of the Plan.

The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, and such arrangements may be either applicable generally or only in specific cases.

12. Limitation of Liability.

As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

(a) give any person any right to be granted an Award other than at the sole discretion of the Committee;

(b) give any person any rights whatsoever with respect to Shares;

(c) limit in any way the right of the Company or any Affiliate to terminate the employment of any person at any time; or

(d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

13. Regulations and Other Approvals; Governing Law.

13.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

13.2 The obligation of the Company to deliver a cash payment with respect to Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

13.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority.

13.4 Each Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the payment thereunder, no Awards shall be granted or payment made, in whole or in part, unless consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

13.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of SARs or Restricted Stock Units acquired pursuant to the Plan is not exempt from the Securities Act of 1933, as amended (the “Securities Act”), such Awards shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder.

14. Miscellaneous.

14.1 Multiple Agreements. The terms of each Award may differ from other Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Award to a given Eligible Individual during the term of the Plan.

14.2 Withholding of Taxes.

(a) At such times as a Grantee recognizes taxable income in connection with the receipt of cash hereunder (a “Taxable Event”), the Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the “Withholding Taxes”) prior to the payment of such cash. The Company shall have the right to deduct from any payment of cash to a Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes.

14.3 Substitute Awards. The Committee shall have the authority to substitute Awards under this Plan for any awards that are transferred to the Company or an Affiliate whether such transfer occurs due to a Change in Control or any other corporate action or transaction that the Committee deems appropriate for such substitution. The date of grant of any replacement Award shall relate back to the initial award being assumed or replaced, and service with the acquired business shall constitute service with the Company or its Affiliates the date it was adopted.

14.4 Effective Date. The effective date of this Plan shall be the date it is adopted by the Board.

15. Section 409A of the Code.

15.1 General. To the extent applicable, the Committee shall interpret and administer the Plan in accordance with Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder (together, “Section 409A”). In the event that the Committee determines that any Awards may be subject to Section 409A, the Committee shall have the right, in its sole discretion, to adopt such amendments to the Plan or the applicable Award agreements or take such other actions (including amendments and actions with retroactive effect) as the Committee determines are necessary or appropriate to (a) exempt the Awards from Section 409A and/or preserve the intended tax treatment of such Awards, or (b) comply with the requirements of Section 409A and related Department of Treasury guidance; provided, however, that this Section 16.1 shall not create any obligation on the part of the Committee to adopt any such amendment, policy or procedure or take any such other action. Any provision in this Plan document or any Award agreement that would subject one or more Awards to the excise tax that may be imposed under Section 409A shall be void and without effect. In addition, any provision that is required to appear in this Plan document that is not expressly set forth shall be deemed to be set forth herein, and such Plan shall be administered in all respects as if such provisions were expressly set forth.

15.2 Short-Term Deferral. Notwithstanding any other provision of the Plan or any Award agreement, (a) SARs granted under the Plan and (b) RSUs granted under the Plan to a Grantee who has no right to elect to defer the receipt of any payments in respect of the Grantee’s Restricted Stock Units under any Deferred Compensation Plan, are intended to satisfy the short-term deferral exception to the requirements of Section 409A, and shall be interpreted, construed and administered in accordance with such exception.

15.3 Deferred Compensation. Notwithstanding any other provision of the Plan or any Award agreement, if any Grantee has the right to elect, as set forth in Section 5.6 hereof, to defer the receipt of any payments of the Grantee’s Restricted Stock Unit Account pursuant to any Deferred Compensation Plan in accordance with the terms and conditions of such plan, such deferral shall be governed by the terms of the Deferred Compensation Plan, such payments in respect of the Grantee’s Restricted Stock Units are intended to constitute or provide for “nonqualified deferred compensation” within the meaning of Section 409A, and such payments and Deferred Compensation Plan shall be interpreted, construed and administered in accordance and in compliance with the applicable requirements of Section 409A.